SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the acquisition of NEXT Electric, LLC (“NEXT”) as described in Item 7.01 below, and in order to support the outstanding surety bonds of NEXT, IES Holdings, Inc. ( “IES” or the “Company”) and certain of its current and future subsidiaries and affiliates, including NEXT (collectively, the “Indemnitors”), entered into a General Agreement of Indemnity (the “Surety Agreement”) as of July 14, 2017, with Travelers Casualty and Surety Company of America, St. Paul Fire and Marine Insurance Company, and their affiliated, associated and subsidiary companies, successors and assigns (“Travelers”), governing the terms upon which Travelers has issued and may in the future issue surety bonds securing NEXT’s contractual obligations.

Pursuant to the Surety Agreement, the Indemnitors have agreed to assign to Travelers, among other things, as collateral to secure the Indemnitors’ obligations under the Surety Agreement, the Indemnitors’ rights, title and interest in, and all accounts receivable and related proceeds arising pursuant to, any contract bonded by Travelers on NEXT’s behalf. Further, under the Surety Agreement, the Indemnitors have agreed that, upon written demand, they will deposit with Travelers, as additional collateral, an amount determined by Travelers to be sufficient to discharge any claim made against Travelers on a bond issued on NEXT’s behalf.

The foregoing description of the Surety Agreement does not purport to be complete and is qualified in its entirety by reference to the Surety Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 14, 2017, the Company issued a press release announcing the acquisition, as of July 14, 2017, of 80% of the membership interests of NEXT, a Milwaukee, Wisconsin-based electrical contractor specializing in the design, installation and maintenance of electrical systems for commercial, industrial, healthcare, water treatment and education end markets. NEXT, which was acquired by IES Commercial, Inc., a wholly-owned subsidiary of the Company, will operate within the Company’s Commercial & Industrial segment.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	General Agreement of Indemnity, July 14, 2017, by IES Holdings, Inc. and certain of its present and future subsidiaries and affiliates and Travelers Casualty and Surety Company of America, St. Paul Fire and Marine Insurance Company, and their affiliated, associated and subsidiary companies, successors and assigns.

Exhibit 99.1	Press release dated July 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: July 14, 2017	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Agreement of Indemnity, July 14, 2017, by IES Holdings, Inc. and certain of its present and future subsidiaries and affiliates and Travelers Casualty and Surety Company of America, St. Paul Fire and Marine Insurance Company, and their affiliated, associated and subsidiary companies, successors and assigns.

Exhibit 99.1	Press release dated July 14, 2017.